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CUSIP NO. 615799 10 3                  13D                 PAGE 9 OF 9 PAGES

                                                                       Exhibit 3

                            JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing of a Statement on
Schedule 13D (including any and all amendments thereto) with respect to the shares of common stock of beneficial interest, par value $.01 per share, of Moore Medical Corp. and further agree that this Joint Filing Agreement (this "Agreement") be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.

This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed an original and all of which together shall constitute one and the same instrument.

                                        WILMER J. THOMAS, JR.

                                        By:  /s/ Wilmer J. Thomas, Jr.
                                             ----------------------------------
                                             Name:  Wilmer J. Thomas, Jr.
                                             Title: Attorney-in-fact
                                             Dated: June 16, 1998


                                        DOUGLAS D. THOMAS

                                        By:  /s/ Wilmer J. Thomas, Jr.
                                             ----------------------------------
                                             Name:  Wilmer J. Thomas, Jr.
                                             Title: Attorney-in-fact
                                             Dated: June 16, 1998


                                        WILLIAM D. PORTEOUS

                                        By:  /s/ Wilmer J. Thomas, Jr.
                                             ----------------------------------
                                             Name:  Wilmer J. Thomas, Jr.
                                             Title: Attorney-in-fact
                                             Dated: June 16, 1998